Exhibit 99.1


                                                        CONSOLIDATED BALANCE SHEETS
                                                           (Dollars in thousands)
                                                              (unaudited)

                                                                                     November 27, 2004   February 28, 2004
                                                                                     ------------------- -------------------
                                       ASSETS
Current assets:
      Cash and cash equivalents                                                          $       95,768      $      334,755
      Accounts receivable, net                                                                  285,650             670,004
      Inventories, net                                                                        2,464,097           2,223,171
      Prepaid expenses and other current assets                                                  41,881             150,067
                                                                                     ------------------- -------------------
           Total current assets                                                               2,887,396           3,377,997

Property, plant and equipment, net                                                            1,778,211           1,883,808
Goodwill                                                                                        684,535             684,535
Other intangibles, net                                                                          179,881             176,672
Other assets                                                                                    147,941             123,667
                                                                                     ------------------- -------------------
           Total assets                                                                 $     5,677,964     $     6,246,679
                                                                                     =================== ===================

                        LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
      Current maturities of long-term debt and lease financing obligations              $       184,620      $       23,976
      Accounts payable                                                                          827,163             758,290
      Accrued salaries, wages and other current liabilities                                     700,912             701,484
                                                                                     ------------------- -------------------
           Total current liabilities:                                                         1,712,695           1,483,750

Convertible notes                                                                               247,125             246,000
Long-term debt, less current maturities                                                       2,619,875           3,451,352
Lease financing obligations, less current maturities                                            161,785             170,338
Other noncurrent liabilities                                                                    835,617             885,975
                                                                                     ------------------- -------------------
           Total liabilities
                                                                                              5,577,097           6,237,415

Commitments and contingencies                                                                         -                   -
Stockholders' equity:
      Preferred stock                                                                           443,376             417,803
      Common stock                                                                              520,600             516,496
      Additional paid-in capital                                                              3,121,063           3,133,277
      Accumulated deficit                                                                    (3,961,293)         (4,035,433)
      Accumulated other comprehensive loss                                                      (22,879)            (22,879)
                                                                                     ------------------- -------------------
           Total stockholders' equity                                                           100,867               9,264
                                                                                     ------------------- -------------------
           Total liabilities and stockholders' equity                                   $     5,677,964     $     6,246,679
                                                                                     =================== ===================


                                   RITE AID CORPORATION AND SUBSIDIARIES

                                   CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Dollars in thousands, except per share amounts)
                                                (unaudited)


                                                                                 Thirteen Weeks ended   Thirteen Weeks ended
                                                                                  November 27, 2004      November 29, 2003
                                                                                ---------------------  ---------------------
Revenues                                                                            $      4,107,336       $      4,105,844
Costs and expenses:
       Costs of goods sold, including occupancy costs                                      3,097,712              3,104,990
       Selling, general and administrative expenses                                          909,016                893,117
       Store closing and impairment charges                                                    2,551                  3,064
       Interest expense                                                                       70,653                 77,718
       Loss on debt modifications and retirements, net                                        20,216                      -
       Loss on sale of assets and investments, net                                               849                    879
                                                                                ---------------------  ---------------------
                                                                                           4,100,997              4,079,768
                                                                                ---------------------  ---------------------

Income before income taxes                                                                     6,339                 26,076

Income tax expense (benefit)                                                                   5,362               (47,518)

                                                                                ---------------------  ---------------------
       Net income                                                                      $         977         $       73,594
                                                                                =====================  =====================

Basic and diluted (loss) income per share:

Numerator for (loss) income per share:
       Net income                                                                      $         977         $       73,594
       Accretion of redeemable preferred stock                                                   (26)                   (26)
       Cumulative preferred stock dividends                                                   (8,694)                (8,032)
                                                                                ---------------------  ---------------------
       (Loss) income attributable to common stockholders - basic                     $        (7,743)        $       65,536
       Add back - Interest on convertible debt                                                     -                  2,968
       Add back - Cumulative preferred stock dividends                                             -                  8,032
                                                                                ---------------------  ---------------------
       (Loss) income attributable to common stockholders - diluted                   $        (7,743)        $       76,536
                                                                                =====================  =====================

Denominator:
       Basic weighted average shares                                                         519,876                516,226
       Outstanding options                                                                         -                 17,894
       Convertible debt                                                                            -                 38,462
       Convertible preferred stock                                                                 -                 74,475
                                                                                ---------------------  ---------------------

       Diluted weighted average shares                                                       519,876                647,057
                                                                                =====================  =====================

       Basic (loss) income per share                                                $         (0.01)         $         0.13
       Diluted (loss) income per share                                              $         (0.01)         $         0.12

                                                 RITE AID CORPORATION AND SUBSIDIARIES

                                                 CONSOLIDATED STATEMENTS OF OPERATIONS
                                           (Dollars in thousands, except per share amounts)
                                                              (unaudited)


                                                                                  Thirty-nine Weeks     Thirty-nine Weeks
                                                                                  ended November 27,    ended November 29,
                                                                                         2004                  2003
                                                                                ---------------------  ---------------------
Revenues                                                                            $     12,475,599       $     12,204,103
Costs and expenses:
       Costs of goods sold, including occupancy costs                                      9,387,335              9,261,010
       Selling, general and administrative expenses                                        2,748,014              2,694,884
       Store closing and impairment charges                                                   11,896                    436
       Interest expense                                                                      224,973                236,085
       Loss on debt modifications and retirements, net                                        19,425                 35,315
       Gain on sale of assets and investments, net                                            (1,323)                  (283)
                                                                                --------------------------------------------

                                                                                          12,390,320             12,227,447
                                                                                --------------------------------------------

Income (loss) before income taxes                                                             85,279                (23,344)

Income tax expense (benefit)                                                                  11,139                (47,518)
                                                                                ---------------------  ---------------------
       Net income                                                                    $        74,140        $        24,174
                                                                                =====================  =====================

Basic and diluted income per share:

Numerator for income per share:
       Net income                                                                    $        74,140        $        24,174
       Accretion of redeemable preferred stock                                                   (77)                   (78)
       Cumulative preferred stock dividends                                                  (25,573)               (15,906)
                                                                                ---------------------  ---------------------
       Income attributable to common stockholders - basic and diluted                $        48,490        $         8,190
                                                                                =====================  =====================


Denominator:
       Basic weighted average shares                                                         518,095                515,609
       Outstanding options                                                                    13,963                  9,894
                                                                                ---------------------  ---------------------

       Diluted weighted average shares                                                       532,058                525,503
                                                                                =====================  =====================

       Basic and diluted income per share                                             $         0.09        $          0.02


                                          RITE AID CORPORATION AND SUBSIDIARIES

                                          CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                 (Dollars in thousands)
                                                      (unaudited)


                                                                       Thirty-nine Weeks ended      Thirty-nine Weeks ended
                                                                          November 27, 2004              November 29, 2003
                                                                       -----------------------     --- --------------------


 Operating activities:
 Net income                                                              $           74,140           $           24,174

 Adjustments to reconcile to net cash provided by operations:
      Depreciation and amortization                                                 185,358                      195,633
      Stock-based compensation expense                                               14,525                       25,956
      Store closing and impairment charges                                           11,896                          436
      Loss on debt modifications and retirements, net                                19,425                       35,315
      Gain on sale of assets and investments, net                                    (1,323)                        (283)
      Net proceeds from sale of accounts receivable                                 335,000                            -
      Changes in income tax receivables and payables                                 37,642                     (51,103)
      Changes in operating assets and liabilities                                  (152,765)                    (129,818)
                                                                       ---------------------        ---------------------
            Net cash provided by operating activities                               523,898                      100,310

 Investing activities:
      Expenditures for property, plant and equipment                               (120,455)                    (198,172)
      Intangible assets acquired                                                    (21,202)                     (11,816)
      Proceeds from sale-leaseback transactions                                      53,800                            -
      Proceeds from dispositions                                                      6,178                       17,463
                                                                       ---------------------        ---------------------
            Net cash used in investing activities                                   (81,679)                    (192,525)

 Financing activities:
      Principal payments on long-term debt                                          (78,676)                    (260,766)
      Principal payments on bank credit facilities                               (1,150,000)                  (1,372,500)
      Proceeds from issuance of new bank credit facilities                          438,015                    1,150,000
      Net proceeds from revolver                                                     99,000                            -
      Change in zero balance cash accounts                                           11,500                        9,375
      Proceeds from the issuance of stock                                             2,996                        3,260
      Proceeds from issuance of bonds                                                     -                      502,950
      Deferred financing costs paid                                                  (4,041)                     (30,985)
                                                                       ---------------------        ---------------------
            Net cash (used in) provided by financing activities                    (681,206)                        1,334
                                                                       ---------------------        ---------------------
 Decrease in cash and cash equivalents                                             (238,987)                     (90,881)
 Cash and cash equivalents, beginning of period                                     334,755                      365,321
                                                                       ---------------------        ---------------------
 Cash and cash equivalents, end of period                                $           95,768           $          274,440
                                                                       =====================        =====================


                                           RITE AID CORPORATION AND SUBSIDIARIES
                                                 SUPPLEMENTAL INFORMATION
                                      RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA
                                                      (In thousands)


                                                                                        Thirteen Weeks       Thirteen Weeks
                                                                                        ended November       ended November
                                                                                         27, 2004              29, 2003
                                                                                      ------------------     ----------------

Reconciliation of net income to adjusted EBITDA:
           Net income                                                                $         977      $       73,594
           Adjustments:
               Interest expense                                                             70,653              77,718
               Recurring income tax expense                                                  5,362               3,565
               Nonrecurring income tax benefit                                                   -            (51,083)
               Depreciation and amortization                                                60,259              64,961
               LIFO charges (credits) (a)                                                    5,763             (1,423)
               Store closing and impairment charges                                          2,551               3,064
               Stock-based compensation expense                                              5,421               7,274
               Loss on sale of assets and investments, net                                     849                 879
               Loss on debt modifications and retirements, net (b)                          20,216                   -
               Litigation settlements, net (c)                                             (14,508)             (7,345)
               Legal and accounting expenses (d)                                             3,243               5,202
               Closed store liquidation expense (e)                                          2,454                 941
               Other                                                                           547                 116
                                                                                 ------------------  ------------------
                         Adjusted EBITDA                                            $      163,787      $      177,463
                                                                                 ==================  ==================
                         Percent of revenues                                                 3.99%               4.32%


           Notes:

               (a)       Represents non-cash charges (credits) to value our inventories under the last-in first-out ("LIFO") method.

               (b)       Represents loss related to debt modifications and retirements, net.

               (c)       Represents net impact of non-recurring litigation.

               (d)       Charges consist primarily of fees paid for legal services related to defending against litigation related to prior management's business practices and to defend prior management.

               (e)       Represents costs to liquidate inventory at stores that are in the process of closing.


                                           RITE AID CORPORATION AND SUBSIDIARIES
                                                 SUPPLEMENTAL INFORMATION
                                      RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA
                                                      (In thousands)


                                                                                 Thirty-nine Weeks      Thirty-nine Weeks
                                                                                 ended November           ended November
                                                                                     27, 2004                29, 2003
                                                                                 ------------------     ------------------

Reconciliation of net income to adjusted EBITDA:
           Net income                                                              $    74,140           $     24,174

           Adjustments:
               Interest expense                                                        224,973                236,085
               Recurring income tax expense                                             11,139                  3,565
               Nonrecurring income tax benefit                                               -                (51,083)
               Depreciation and amortization                                           185,358                195,633
               LIFO charges (a)                                                         17,276                 25,397
               Store closing and impairment charges                                     11,896                    436
               Stock-based compensation expense                                         14,525                 25,956
               Gain on sale of assets and investments, net                              (1,323)                  (283)
               Loss on debt modifications and retirements, net (b)                      19,425                 35,315
               Litigation settlements, net (c)                                         (14,183)                (8,095)
               Legal and accounting expenses (d)                                         8,050                 13,829
               Closed store liquidation expense (e)                                      5,849                  4,170
               Other                                                                     1,601                    367
                                                                                 ------------------     ------------------
                         Adjusted EBITDA                                           $   558,726           $    505,466
                                                                                 ==================     ==================
                         Percent of revenues                                             4.48%                  4.14%


           Notes:

               (a)       Represents non-cash charges to value our inventories under the last-in first-out ("LIFO") method.

               (b)       Represents loss related to debt modifications and retirements, net.

               (c)       Represents net impact of non-recurring litigation.

               (d)       Charges consist primarily of fees paid for legal services related to defending against litigation related to prior management's business practices, to defend prior management, and for transaction consultation.

               (e)       Represents costs to liquidate inventory at stores that are in the process of closing.


                                RITE AID CORPORATION AND SUBSIDIARIES
                                      SUPPLEMENTAL INFORMATION
                  RECONCILIATION OF NET INCOME GUIDANCE TO ADJUSTED EBITDA GUIDANCE
                                           (In thousands)


                                                                                 Guidance Range
                                                                        -------------------------------
                                                                             Low             High
                                                                        --------------- ---------------
                                                                          Year Ending      Year Ending
                                                                         February 26,    February 26,
                                                                             2005             2005
                                                                        --------------- ---------------

Reconciliation of net income to adjusted EBITDA:

    Net income                                                            $     49,000    $     99,000
    Adjustments:
       Interest expense                                                        295,000         295,000
       Income tax expense, net                                                  11,500          11,500
       Depreciation and amortization                                           246,000         246,000
       LIFO charge                                                              23,000          23,000
       Store closing, liquidation, and impairment charges                       50,000          50,000
       Stock-based compensation expense                                         21,000          21,000
       Loss on debt modifications and retirements, net                          19,500          19,500
       Legal and accounting expenses and litigation settlements, net           (15,000)        (15,000)
                                                                        --------------- ---------------
                  Adjusted EBITDA                                         $    700,000    $    750,000
                                                                        =============== ===============

       Diluted income per share                                           $       0.03    $       0.12
